UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)    December 10, 2018

BAYCOM CORP
(Exact name of registrant as specified in its charter)

California	001-38483	37-1849111
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

500 Ygnacio Valley Road, Suite 200, Walnut Creek, CA	94596
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (925) 476-1800

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).   ⊠

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

Investor Presentation

On December 7, 2018, BayCom Corp, Walnut Creek, California (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Uniti Financial Corporation, Buena Park, California (“Uniti”). The Merger Agreement provides that, upon the terms and subject to the conditions set forth therein, Uniti will merge with and into the Company (the “Merger”), with the Company as the surviving corporation in the Merger. Immediately after the effective time of the Merger, the Company intends to merge Uniti Bank, a wholly owned subsidiary of Uniti, with and into United Business Bank, a wholly owned subsidiary of the Company (the “Bank Merger”), with United Business Bank as the surviving institution in the Bank Merger. A copy of the investor presentation materials concerning the proposed Merger is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

The information in this Current Report on Form 8-K is furnished pursuant to Item 7.01 shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). It may only be incorporated by reference in another filing under the Exchange Act or the Securities Act of 1933, as amended, if such subsequent filing specifically references the information furnished pursuant to Item 7.01 of this Current Report on Form 8-K.

Note Regarding Forward-Looking Statements.

This communication contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include statements regarding anticipated future events and can be identified by the fact that they do not relate strictly to historical or current facts. They often include the words or phrases "may," "believe," "will," "will likely result," "are expected to," "will continue," "is anticipated," "estimate," "project," "plans," "potential," or similar expressions. Investors and security holders are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date such statements are made. These statements may relate to future financial performance, strategic plans or objectives, revenues or earnings projections, or other financial information. By their nature, these statements are subject to numerous uncertainties that could cause actual results to differ materially from those anticipated in the statements. Statements about the expected timing, completion and effects of the proposed merger and all other statements in this communication other than historical facts constitute forward-looking statements.

In addition to factors disclosed in the Company's reports filed with or furnished to the Securities and Exchange Commission (the “SEC”), important factors that could cause actual results to differ materially from the results anticipated or projected include, but are not limited to, the following: expected revenues, cost savings, synergies and other benefits from the proposed merger of the Company and Uniti and the recent merger of Bethlehem Financial Corporation and the Company might not be realized within the expected time frames or at all and costs or difficulties relating to integration matters, including but not limited to customer and employee retention, might be greater than expected; the requisite shareholder and regulatory approvals and other closing conditions for the proposed merger of the Company and Uniti may be delayed or may not be obtained or the merger agreement may be terminated; business disruption may occur following or in connection with the proposed merger of the Company and Uniti; the Company's or Uniti's businesses may experience disruptions due to transaction-related uncertainty or other factors making it more difficult to maintain relationships with employees, customers, other business partners or governmental entities; the possibility that the proposed merger is more expensive to complete than anticipated, including as a result of unexpected factors or events; the diversion of managements' attention from ongoing business operations and opportunities as a result of the proposed merger or otherwise; and future acquisitions by the Company of other depository institutions or lines of business. Additional factors which could affect the forward- looking statements can be found in the cautionary language included under the headings “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in the Company’s prospectus filed with the SEC pursuant to Rule 424(b) of the Securities Act on May 4, 2018 and other documents subsequently filed by the Company with the SEC. Consequently, no forward-looking statement can be guaranteed. Neither the Company nor Uniti undertakes any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Additional Information

In connection with the proposed Merger, the Company will file with the SEC a registration statement on Form S-4 that will include a proxy statement of Uniti and a prospectus of the Company, as well as other relevant documents concerning the proposed transaction. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval.  WE URGE INVESTORS AND SECURITY HOLDERS TO READ THE REGISTRATION STATEMENT ON FORM S-4, THE PROXY STATEMENT/PROSPECTUS INCLUDED WITHIN THE REGISTRATION STATEMENT ON FORM S-4 AND ANY OTHER RELEVANT DOCUMENTS WHEN FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED MERGER BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, UNITI AND THE PROPOSED MERGER. The proxy statement/prospectus will be sent to the shareholders of Uniti seeking the required shareholder approvals. Investors and security holders will be able to obtain free copies of the registration statement on Form S-4 and the related proxy statement/prospectus, when filed, as well as other documents filed with the SEC by the Company through the web site maintained by the SEC at www.sec.gov. These documents, when available, also can be obtained free of charge by accessing the Company’s website at www.unitedbusinessbank.com under the tab “Investor Information” and then under “Documents”. Alternatively, these documents, when filed with the SEC by the Company, can be obtained free of charge by directing a written request to either BayCom Corp., 500 Ygnacio Valley Road, Suite 200, Walnut Creek, California, 94596, Attn: Agnes Chiu or by calling (925) 476-1843, or to Uniti Financial Corporation, 6301 Beach Boulevard, Buena Park, California 90621, Attn: Jessica Lee or by calling (714) 736-5700.

Participants in this Transaction

The Company, Uniti and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of Uniti in connection with the proposed transaction under the rules of the SEC. Information about the Company’s participants may be found in the definitive proxy statement of the Company filed with the SEC on June 6, 2018 and information about Uniti’s participants and additional information regarding the interests of these participants will be included in the proxy statement/prospectus regarding the proposed transaction when it becomes available.  The definitive proxy statement can be obtained free of charge from the sources described above.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Exhibit
99.1	Investor Presentation dated December 10, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

BAYCOM CORP

Date:	December 10, 2018	By:	/s/ Keary L. Colwell
Keary L. Colwell, Senior Executive Vice President, Chief Financial Officer and Corporate Secretary